Exhibit 10.1

EXECUTION VERSION

LOAN MODIFICATION AGREEMENT dated as of May 20, 2015 (this “Loan Modification Agreement”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 4, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Existing Lenders”), and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. Pursuant to Section 2.25 of the Credit Agreement, the Borrower has made a Loan Modification Offer (the “Tranche C Loan Modification Offer”) to each Tranche C Term Lender to make certain Permitted Amendments with respect to their Tranche C Term Loans as set forth herein.

B. The Tranche C Term Lenders party hereto (the “Accepting Tranche C Term Lenders”) are willing to accept such Loan Modification Offer and agree to such Permitted Amendments with respect to their Tranche C Term Loans, on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Term Loans of Accepting Tranche C Term Lenders. (a) Subject to the terms and conditions set forth herein and in the Credit Agreement, effective upon the Loan Modification Effective Date (as defined below), the Tranche C Term Loans of each Accepting Tranche C Term Lender shall be converted into and shall constitute Tranche E Term Loans under the Credit Agreement (the Tranche C Term Loans so converted, the “Extended Tranche C Term Loans”). For the avoidance of doubt, all Tranche C Term Loans that are not converted into Tranche E Term Loans pursuant hereto (including any Tranche C Term Loans of Accepting Tranche C Term Lenders that do not constitute Extended Tranche C Term Loans as a result of an election by the Borrower pursuant to preceding sentence) shall, following the Loan Modification Effective Date, continue to be in effect and outstanding under the Credit Agreement as Tranche C Term Loans, with no modification to the terms thereof.

(b) On the Loan Modification Effective Date, (i) the principal amount of each scheduled repayment of Tranche C Term Loans pursuant to Section 2.08(a)(ii)

of the Credit Agreement shall be reduced and (ii) the principal amount of each scheduled repayment of Tranche E Term Loans pursuant to Section 2.08(b) of the Credit Agreement (as set forth in Incremental Assumption Agreement No. 1) shall be increased, in each case in an amount necessary to give effect to the reduction in outstanding Tranche C Term Loans and the increase in outstanding Tranche E Term Loans as a result of the transactions contemplated hereby.

(c) The parties hereto agree that the Agent is authorized to take such actions as are necessary to ensure that the Extended Tranche C Term Loans converted into Tranche E Term Loans pursuant to this Loan Modification Agreement are included in each Borrowing of Tranche E Term Loans outstanding on the Loan Modification Effective Date on a ratable basis.

(d) Each of the Accepting Tranche C Term Lenders hereby acknowledges and agrees that the transactions contemplated hereby shall be deemed to have occurred prior to the application of the proceeds of the Tranche E Refinancing Term Loans made on the date hereof pursuant to (and as defined in) the Incremental Revolving Credit Assumption and Refinancing Facility Agreement dated as of the date hereof relating to the Credit Agreement to prepay Tranche C Term Loans in an aggregate principal amount of $251,129,304.49 as contemplated thereby, and accordingly, none of the Accepting Tranche C Term Lenders shall be entitled to any portion of such prepayment with respect to their Extended Tranche C Term Loans.

SECTION 3. Conditions Precedent to Effectiveness. The effectiveness of this Loan Modification Agreement shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Loan Modification Effective Date”):

(a) the Agent shall have received counterparts of this Loan Modification Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent and (iii) the Accepting Tranche C Term Lenders;

(b) at the time of and immediately after giving effect to the transactions contemplated hereby, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Second Restatement Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “the Loan Modification Effective Date” in each place they appear therein, the words “Second Restatement Transactions” in Section 3.13(a) of the Credit Agreement shall be deemed to be “transactions contemplated by this Loan Modification Agreement”, and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded;

(c) the Agent shall have received a certificate dated as of the Loan Modification Effective Date and executed by a Financial Officer of the Borrower with respect to the condition set forth in paragraph (b);

(d) the Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the 2015 Effective Date; and

(e) the Agent shall have received (i) for the account of each Accepting Tranche C Term Lender, an extension fee in an amount equal to 0.50% of the aggregate principal amount of the Extended Tranche C Term Loans of such Accepting Tranche C Term Lender and (ii) all fees and reimbursement of all expenses separately agreed in writing by the Borrower and the arranger of the transactions contemplated hereby or by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Loan Modification Effective Date in connection with this Loan Modification Agreement and the transactions contemplated hereby to the extent invoiced at least one Business Day prior to the Loan Modification Effective Date.

The Agent shall notify the Borrower and the Lenders of the Loan Modification Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Loan Modification Agreement, Holdings and the Borrower represent and warrant to each of the Accepting Tranche C Term Lenders and the Agent that (a) this Loan Modification Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Loan Modification Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Loan Modification Agreement, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Loan Modification Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Second Restatement Date” in each place set forth therein shall be deemed to be “the Loan Modification Effective Date”, the words “Second Restatement Transactions” shall be deemed to be “transactions contemplated by this Loan Modification Agreement” and the parenthetical in Section 3.13(a) of the Credit Agreement shall be disregarded and (c) as of the Loan Modification Effective Date, after giving effect to this Loan Modification Agreement, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the transactions contemplated hereby.

SECTION 5. Effect of Agreement. Except as expressly set forth herein, this Loan Modification Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Loan Modification Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Loan Modification Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Loan Modification Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Loan Modification Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Loan Modification Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the Extended Tranche C Term Loans); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Loan Modification Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 7. FATCA Treatment; Tax Forms. (a) For purposes of determining withholding Taxes imposed under FATCA, from and after Loan Modification Effective Date, the Borrower and the Agent shall treat (and the Lenders hereby authorize the Agent to treat) the Extended Tranche C Term Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(b) The Borrower hereby requests each Foreign Lender to promptly submit duly completed and signed copies of one or more of forms or certificates described in Section 2.16(f)(ii)(A), (B), (C), (D), (E), (F) or (G) of the Credit Agreement and each Foreign Lender agrees that the Borrower’s request is reasonable pursuant to 2.16(f)(iii)(A)(3) of the Credit Agreement.

SECTION 8. Counterparts. This Loan Modification Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Loan Modification Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Loan Modification Agreement.

SECTION 9. Governing Law. THIS LOAN MODIFICATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Loan Modification Agreement to the same extent as if fully set forth herein.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Loan Modification Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Loan Modification Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

TRANSDIGM INC.

by	/s/ Sean Maroney
Name:	Sean Maroney
Title:	Treasurer

TRANSDIGM GROUP INCORPORATED

by	/s/ Sean Maroney
Name:	Sean Maroney
Title:	Treasurer

[Signature Page to Loan Modification Agreement]

ACME AEROSPACE, INC.
ADAMS RITE AEROSPACE, INC.
AEROCONTROLEX GROUP, INC.
AEROSONIC LLC
AIRBORNE ACQUISITION, INC.
AIRBORNE GLOBAL, INC.
AIRBORNE HOLDINGS, INC.
AIRBORNE SYSTEMS NA INC.
AIRBORNE SYSTEMS NORTH AMERICA INC.
AIRBORNE SYSTEMS NORTH AMERICA OF CA INC.
AIRBORNE SYSTEMS NORTH AMERICA OF NJ INC.
AMSAFE - C SAFE, INC.
AMSAFE GLOBAL HOLDINGS, INC.
AMSAFE INDUSTRIES, INC.
AMSAFE, INC.
AP GLOBAL ACQUISITION CORP.
AP GLOBAL HOLDINGS, INC.
ARKWIN INDUSTRIES, INC.
AVIATION TECHNOLOGIES, INC.
AVIONIC INSTRUMENTS LLC
AVIONICS SPECIALTIES, INC.
AVTECHTYEE, INC.
BRIDPORT ERIE AVIATION, INC.
BRIDPORT HOLDINGS, INC.
BRIDPORT-AIR CARRIER, INC.
BRUCE AEROSPACE INC.
BRUCE INDUSTRIES, INC.
CDA INTERCORP LLC
CEF INDUSTRIES, LLC
CHAMPION AEROSPACE LLC
DUKES AEROSPACE, INC.
ELECTROMECH TECHNOLOGIES LLC
HARCO LLC
HARTWELL CORPORATION
MALAYSIAN AEROSPACE SERVICES, INC.
MARATHONNORCO AEROSPACE, INC.
MCKECHNIE AEROSPACE DE, INC.
MCKECHNIE AEROSPACE HOLDINGS, INC.
MCKECHNIE AEROSPACE INVESTMENTS, INC.
MCKECHNIE AEROSPACE US LLC
SCHNELLER HOLDINGS LLC
SCHNELLER LLC
SEMCO INSTRUMENTS, INC.

[Signature Page to Loan Modification Agreement]

SHIELD RESTRAINT SYSTEMS, INC.
SKURKA AEROSPACE INC.
TELAIR INTERNATIONAL LLC
TELAIR US LLC
TEXAS ROTRONICS, INC.
TRANSICOIL LLC
WHIPPANY ACTUATION SYSTEMS, LLC

by	/s/ Sean Maroney
Name:	Sean Maroney
Title:	Treasurer

BRIDPORT ERIE AVIATION, INC.

by	/s/ Sean Maroney
Name:	Sean Maroney
Title:	President

[Signature Page to Loan Modification Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

by	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	ACA CLO 2007-1, LTD
BY: Its Investment Advisor CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Affiliated Independent Distributors, Inc.

	by	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Apidos CLO IX
BY: Its Collateral Manager CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	APIDOS CLO X
BY: Its Collateral Manager CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	APIDOS CLO XI
BY: Its Collateral Manager CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	APIDOS CLO XII
BY: Its Collateral Manager CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	APIDOS CLO XIV
BY: Its Collateral Manager CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Apidos CLO XIX
BY: Its Collateral Manager, CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	APIDOS CLO XV
BY: Its Collateral Manager CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	APIDOS CLO XVI
BY: Its Collateral Manager CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	APIDOS CLO XVII
BY: Its Collateral Manager CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	APIDOS CLO XVIII
BY: Its Collateral Manager CVC Credit Partners, LLC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Arch Investment Holdings III Ltd.
BY: PineBridge Investments LLC As Collateral Manager

	by	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

by	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

BABSON CLO LTD. 2013-I By: Babson Capital Management LLC as Collateral Manager

by	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

BABSON CAPITAL GLOBAL LOANS LIMITED By: Babson Capital Management LLC as Sub-Investment Manager

by	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

C.M. LIFE INSURANCE COMPANY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

by	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

BABSON GLOBAL FLOATING RATE FUND, a series of Babson Capital Funds Trust
By: Babson Capital Management LLC as Investment Manager

by	/s/ Chad Campbell
Name:	Chad Campbell
Title:	Director

The foregoing is executed on behalf of Babson Global Floating Rate Fund, a series of Babson Capital Funds Trust, organized under an Agreement and Declaration of Trust dated May 3, 2013, as amended from time to time. The obligations of such series Trust are not personally bindingupon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, or any other series of the Trust but only the property and assets of the relevant series Trust shall be bound.

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

by	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlackRock Debt Strategies Fund, Inc.
BY: BlackRock Financial Management, Inc., its Sub-Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlackRock Defined Opportunity Credit Trust
BY: BlackRock Financial Management Inc., its Sub-Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlackRock Limited Duration Income Trust
BY: BlackRock Financial Management, Inc., its Sub-Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlackRock Floating Rate Income Strategies Fund, Inc.
BY: BlackRock Financial Management, Inc., its Sub-Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlackRock Floating Rate Income Trust
BY: BlackRock Financial Management, Inc., its Sub-Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlackRock Funds II, BlackRock Floating Rate Income Portfolio
BY: BlackRock Financial Management, Inc., its Sub-Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlackRock Global Investment Series: Income Strategies Portfolio
BY: BlackRock Financial Management, Inc., its Sub-Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlackRock Secured Credit Portfolio of BlackRock Funds II
BY: BlackRock Financial Management Inc., its Sub-Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlackRock Senior Floating Rate Portfolio
BY: BlackRock Financial Management, Inc., its Sub-Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Blackstone / GSO Secured Trust Ltd.
BY: GSO / Blackstone Debt Funds Management LLC as Investment Manager

	by	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlueMountain CLO 2011-1 Ltd
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

	by	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BlueMountain CLO 2015-1 Ltd
BlueMountain Capital Management, its Collateral Manager

	by	/s/ Meghan Fornshell
	Name:	Meghan Fornshell
	Title:	Operations Analyst

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	BNP Paribas Flexi III Senior Secured Bank Loan Fund Mogliano

	by	/s/ Dennis Tian
	Name:	Dennis Tian
	Title:	Portfolio Manager

For any institution requiring a second signature line:

	by	/s/ Dennis Tian on behalf of Javier Peres Diaz
	Name:	Javier Peres Diaz
	Title:	Portfolio Manager

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Burr Ridge CLO Plus Ltd.
By: Deerfield Capital Management LLC, its Collateral Manager

	by	/s/ Robert Ranocchia
	Name:	Robert Ranocchia
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM
By: Credit Suisse Asset Management, LLC, as investment manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	CFIP CLO 2013-1, Ltd.,

	by	Chicago Fundamental Investment Partners, LLC,
as Collateral Manager for CFIP CLO 2013-1, Ltd.,

	by	/s/ David C. Dieffenbacher
	Name:	David C. Dieffenbacher
	Title:	Principal & Portfolio Manager

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	CFIP CLO 2014-1, Ltd.,

	by	Chicago Fundamental Investment Partners, LLC,
as Collateral Manager for CFIP CLO 2014-1, Ltd.,

	by	/s/ David C. Dieffenbacher
	Name:	David C. Dieffenbacher
	Title:	Principal & Portfolio Manager

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution: Citibank, N.A.

by	/s/ Joelle Gavlick
Name:	Joelle Gavlick
Title:	Attorney-In-Fact

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT
By: Credit Suisse Asset Management, LLC, as investment adviser

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Consumer Program Administrators, Inc
By: BlackRock Financial Management, Inc. its Investment Manager

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	CREDIT SUISSE DOLLAR SENIOR LOAN FUND, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Credit Suisse Floating Rate Trust
By: Credit Suisse Asset Management, LLC, as investment manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

by	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution: CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only)
BY: Credit Suisse Asset Management, LLC, as investment manager

by	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Delaware Diversified Income Trust

	by	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Delaware Group Advisor Funds- Delaware Diversified Income Fund

	by	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution: Delaware Group Income Funds-Delaware Diversified Floating Rate Fund

by	/s/ Adam Brown
Name:	Adam Brown
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Delaware VIP Trust – Delaware VIP Diversified Income Series

	by	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Dryden XXIV Senior Loan Fund
By: Prudential Investment Management, Inc.,
as Collateral Manager

	by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Dryden XXV Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

	by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Dryden XXVI Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

	by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Dryden XXVIII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

	by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Dryden 30 Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

	by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Dryden 36 Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

	by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Dryden 37 Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

	by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Dryden 40 Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

	by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust By: Prudential Investment Management, Inc. as Investment Advisor

	by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Pramerica Global Loan Opportunities Limited By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc. as Investment Manager

	by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Emerson Place CLO, Ltd.

	by	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Federated Bank Loan Core Fund

	by	/s/ B. Anthony Delserone, Jr.
	Name:	B. Anthony Delserone, Jr.
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Fire and Police Pension Fund, San Antonio
	BY:	PineBridge Investments LLC Its Investment Manager

	by	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

.	SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	CLO II, Limited

	by	/s/ Adam Jacobs
	Name:	Adam Jacobs
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Four Corners CLO III, Ltd.

	by	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Galaxy XI CLO, Ltd.
BY: PineBridge Investments LLC As Collateral Manager

	by	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Galaxy XIV CLO, Ltd.
BY: PineBridge Investments LLC, as Collateral Manager

	by	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Galaxy XV CLO, Ltd.
By: PineBridge Investments LLC As Collateral Manager

	by	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Galaxy XVI CLO, Ltd.
By: Pinebridge Investments LLC As Collateral Manager

	by	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	General Dynamics Corporation Group Trust
BY: Guggenheim Partners Investment Management, LLC as Manager

	by	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Guggenheim Funds Trust – Guggenheim Floating Rate Strategies Fund
By: Guggenheim Partners Investment Management, LLC

	by	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Hartford Fire Insurance Company

	by	/s/ James A. Serhant II
	Name:	James A. Serhant II
	Title:	Executive Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	HYFI LOAN FUND
By: Credit Suisse Asset Management, LLC, as investment manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	IHC HEALTH SERVICES, INC.
By: Credit Suisse Asset Management, LLC, as investment manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	IHC PENSION PLAN DIRECTED TRUST
By: Credit Suisse Asset Management, LLC, as investment manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Ironshore Inc.
BY: BlackRock Financial Management, Inc., its Investment Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	JPMBI re Blackrock Bankloan Fund
BY: BlackRock Financial Management Inc., as Sub-Advisor

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Kingsland IV, Ltd.
BY: Kingsland Capital Management, LLC, as Manager

	by	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Kingsland V, Ltd.
BY: Kingsland Capital Management, LLC, as Manager

	by	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Lancashire Insurance Company Limited
By: PineBridge Investments Europe Limited As Collateral Manager

	by	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Limerock CLO I
BY: Invesco Senior Secured Management, Inc. as Investment Manager

	by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	LVIP Delaware Diversified Floating Rate Fund

	by	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Macquarie Diversified Fixed Interest Fund

	by	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Macquarie Income Opportunities Fund

	by	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	MADISON PARK FUNDING X, LTD.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Madison Park Funding XI, Ltd.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Madison Park Funding XIII, Ltd.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	MADISON PARK FUNDING XIV, LTD.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Madison Park Funding XV, Ltd.
BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Magnetite VI, Limited
BY: BlackRock Financial Management, Inc., its Collateral Manager

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Magnetite VII, Limited
BY: BlackRock Financial Management Inc., Its Collateral Manager

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Mathena Investments LLC

	by	/s/ Frank Strenger Jr.
	Name:	Frank Strenger Jr.
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	NCRAM Loan Trust

by
Name:
	Title:	Nomura Corporate Research and Asset Management Inc. as Investment Adviser

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Nomura Bond and Loan Fund

by
Name:
Title:
	By:	Mitsubishi UFJ Trust & Banking Corporation as Trustee
	By:	Normura Corporate Research & Asset Management Inc. Attorney in Fact

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	New York State Common Retirement Fund
By: BlackRock Financial Management Inc., its Investment Manager

	by	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	NexBank SSB

	by	/s/ Matt Siekielski
	Name:	Matt Siekielski
	Title:	COO

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	OCP CLO 2012-2, Ltd.
By: Onex Credit Partners, LLC, as Collateral Manager

	by	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	OCP CLO 2013-4, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

	by	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	OCP CLO 2015-8, Ltd.
By: Onex Credit Partners, LLC, as Portfolio Manager

	by	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Ohio Police and Fire Pension Fund
BY: PENN Capital Management Company, Inc., as its Investment Advisor

	by	/s/ Christopher Skorton
	Name:	Christopher Skorton
	Title:	Business Operations Associate

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Optimum Trust – Optimum Fixed Income Fund

	by	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	OZLM IX, Ltd.

	By:	Och-Ziff Loan Management LP, its collateral manager

	By:	Och-Ziff Loan Management LLC, its general partner

	by	/s/ Joel Frank
	Name:	Joel Frank
	Title:	Chief Financial Officer

For any institution requiring a second signature line:

	by	N/A
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Seaside National Bank & Trust

	by	/s/ Thomas N. Grant
	Name:	Thomas N. Grant
	Title:	SVP & CCO

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Spring Creek Trading, LLC
BY: SunTrust Bank, as manager

	by	/s/ Joshua Lowe
	Name:	Joshua Lowe
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Sun Life Assurance Company of Canada
By: Wellington Management Company LLP as its Investment Adviser

	by	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Swiss Capital Pro Loan V PLC - CVC

	by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	THE CITY OF NEW YORK GROUP TRUST
BY: Credit Suisse Asset Management, LLC, as its manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	THE EATON CORPORATION MASTER RETIREMENT TRUST
BY: Credit Suisse Asset Management, LLC, as investment manager

	by	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	The Hartford Strategic Income Fund
By: Wellington Management Company, LLP as its Investment Adviser

	by	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Transamerica Unconstrained Bond
By: PineBridge Investments LLC as Investment Manager

	by	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Voya Senior Income Fund
BY: Voya Investment Management Co. LLC, as its investment manager

	by	/s/ Kelly Byrne
	Name:	Kelly Byrne
	Title:	VP

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Wasatch CLO Ltd
BY: Invesco Senior Secured Management, Inc. as Portfolio Manager

	by	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:   Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Core Bond Plus/High Yield Bond Portfolio

By: Wellington Management Company, LLP as its Investment Advisor

by	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:   WELLINGTON TRUST COMPANY NATIONAL ASSOCIATION MULTIPLE COLLECTIVE INVESTMENT FUNDS TRUST II, CORE BOND PLUS/HIGH YIELD BOND

by	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:   Wellington Trust Company, National Association Multiple Common Trust Funds Trust– Opportunistic Fixed Income Allocation Portfolio

By: Wellington Management Company, LLP as its Investment Advisor

by	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	WM Pool – High Yield Fixed Income Trust

	by	/s/ Ron Polye
	Name:	Ron Polye
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	Workers Compensation Fund
By: Wellington Management Company, LLP as its Investment Adviser

	by	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]

SIGNATURE PAGE TO LOAN MODIFICATION AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE TRANSDIGM INC. SECOND AMENDED AND RESTATED CREDIT AGREEMENT

To execute this Loan Modification Agreement as an Accepting Tranche C Term Lender:

Name of Institution:	ZAIS CLO 3, Limited
ZAIS CLO 3, Limited

	by	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to Loan Modification Agreement]